Scudder
International
Fund


Semiannual Report
September 30, 1997

Pure No-Load(TM) Funds


A fund seeking long-term growth of capital primarily from foreign equity securities.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                                    In Brief


o For the one-year period ended September 30, 1997, Scudder International Fund provided a total return of 21.61%, substantially outperforming the MSCI EAFE plus Canada Index return of 13.00%. For the six-month period ended September 30, 1997, the Fund provided a total return of 13.90%, exceeding that of the Index, which returned 12.54%.

o The Fund's relative outperformance was helped by the portfolio's emphasis on European markets at the expense of Japan, as well as positive stock selection. Turmoil in the smaller markets of Asia had a limited impact on Fund returns due to their minor weighting in the portfolio.

o Morningstar assigned the Fund an overall rating of 4 stars for its risk-adjusted performance among 601 international equity funds as of September 30, 1997.^(1)

o Through the end of September 1997, the Fund's total return performance for the trailing one-, three-, five-, and ten-year periods exceeded that of the average international equity fund tracked by Lipper Analytical Services.



(1)Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received 3-star ratings for the three- and five-year periods among 601 and 258 international equity funds, respectively, and a 4-star rating for the ten-year period among 91 international equity funds. In an investment category, the top 10% of funds receive 5 stars and the next 22.5% receive 4 stars. Past performance is no guarantee of future results.


                                Table of Contents

   2  Letter from the Fund's Chairman    21  Financial Highlights
   4  Performance Update                 22  Notes to Financial Statements
   5  Portfolio Summary                  26  Report of Independent Accountants
   6  Portfolio Management Discussion    28  Officers and Directors
  10  Glossary of Investment Terms       29  Investment Products and Services
  12  Investment Portfolio               30  Scudder Solutions
  18  Financial Statements


                         2 - Scudder International Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to present this semiannual report for Scudder International Fund. For the period of six months ending September 30, 1997, the Fund provided a gratifying total return of 13.90%, outperforming international equity markets in the aggregate as measured by the MSCI EAFE plus Canada Index. Performance over the trailing twelve months through September has been strong as well, as the Fund's 21.61% return substantially exceeded that of the benchmark index.

     As outlined in the management discussion that follows, performance across international markets varied widely over the six-month period, with Europe leading the way while Japanese equities remained stalled and much of Asia experienced a sharp downturn. This divergence in performance reinforces the value of a broad-based vehicle, such as Scudder International Fund, for accessing the potential for capital appreciation offered by overseas equity markets. The economies and corporate sectors of Europe, Japan, and many developing countries are at varying stages in the process of reform and restructuring, providing a range of opportunities to invest for growth. We believe your Fund is well-positioned to capitalize on the economic changes sweeping across the globe, and thank you for your continued investment in Scudder International Fund.

     For those of you interested in hearing about new products, we would like to take this opportunity to introduce Scudder International Growth and Income Fund. The Fund employs a yield-oriented approach to international investing and seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach or add balance to more aggressive overseas holdings may appreciate the Fund's emphasis on the dividend-paying stocks of established companies listed on foreign exchanges. For a complete listing of Scudder's mutual fund offerings, see page 29.

     If you have any questions regarding Scudder International Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder International Fund

                         3 - Scudder International Fund

                     Performance Update as of September 30, 1997

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
9/30/97         $10,000  Cumulative  Annual
-------------------------------------------
Scudder International Fund
Ticker Symbol:  SCINX
-------------------------------------------
1 Year         $12,161    21.61%    21.61%
5 Year         $19,285    92.85%    14.04%
10 Year        $22,521   125.21%     8.46%
-------------------------------------------
MSCI EAFE & Canada Index
-------------------------------------------
1 Year         $11,300    13.00%    13.00%
5 Year         $18,000    80.00%    12.47%
10 Year        $17,899    78.99%     5.99%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder International Fund
Year           Amount
---------------------
'87           $10,000
'88           $ 8,185
'89           $11,171
'90           $10,119
'91           $11,728
'92           $11,678
'93           $14,419
'94           $15,956
'95           $17,085
'96           $18,519
'97           $22,521

MSCI EAFE & Canada Index
Year           Amount
---------------------
'87           $10,000
'88           $ 9,881
'89           $12,102
'90           $ 8,828
'91           $10,723
'92           $ 9,944
'93           $12,482
'94           $13,725
'95           $14,330
'96           $15,839
'97           $17,899

The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended September 30

                       1988    1989    1990    1991    1992    1993    1994    1995    1996    1997
                     --------------------------------------------------------------------------------
Net Asset Value      $31.96  $39.20  $32.65  $35.30  $34.25  $40.93  $43.73  $45.32  $46.90  $54.70
Income Dividends     $  .49  $   --  $  .62  $  .55  $  .51  $  .35  $  .34  $   --  $  .40  $ 1.32
Capital Gains
Distributions        $ 5.37  $ 3.65  $ 2.61  $ 1.77  $  .40  $  --   $ 1.18  $ 1.33  $ 1.69  $  .69
Fund Total
Return (%)           -18.15   36.48   -9.42   15.90    -.45   23.48   10.66    7.07    8.39   21.61
Index Total
Return (%)            -1.20   22.49  -27.05   21.47   -7.27   25.54    9.96    5.87    9.01   13.00

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.


                         4 - Scudder International Fund

                    Portfolio Summary as of September 30, 1997

-------------------------------
Geographical
(Excludes 5% Cash Equivalents)
-------------------------------
Europe                      69%
Japan                       20%
Pacific Basin                8%
Latin America                2%
Canada                       1%
-------------------------------
                           100%
-------------------------------

The Fund is overweighted in Europe,
where economic deregulation and
corporate restructuring are in full
force, and underweighted in Japan.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Sectors
(Excludes 5% Cash Equivalents)
------------------------------
Manufacturing              24%
Financial                  19%
Durables                    8%
Health                      6%
Technology                  6%
Energy                      6%
Consumer Discretionary      6%
Service Industries          5%
Utilities                   5%
Other                      15%
------------------------------
                          100%
------------------------------
Many companies in the financial
sector are in the early stages
of restructuring, presenting an
investment opportunity.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

-------------------------------
Ten Largest Equity Holdings
(15% of Portfolio)
-------------------------------
 1. Skandia Foersaekrings AB
     Financial conglomerate in Sweden
 2. Nokia AB Oy
     Leading manufacturer of telecommunications equipment and cellular telephones in Finland
 3. British Petroleum PLC
     International petroleum company
 4. L.M. Ericsson Telephone Co.
     Leading manufacturer of cellular telephone equipment in Sweden
 5. Societe Nationale Elf Aquitaine
     Petroleum company in France
 6. Canon Inc.
     Leading producer of visual image and information equipment in Japan
 7. AEGON Insurance Group NV
     Insurance company in the Netherlands
 8. Bayerische Vereinsbank AG
     Commercial bank in Germany
 9. Mannesmann AG
     Diversified construction and technology company in Germany
10. Clariant AG
     Manufacturer of color chemicals in Switzerland

Top holdings include major European
manufacturing and financial companies.

For more complete details about the Fund's investment portfolio, see page 12. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                         5 - Scudder International Fund

                         Portfolio Management Discussion

Dear Shareholders,

For the six-month period ended September 30, 1997, Scudder International Fund provided a total return of 13.90%. This performance exceeded that of the Fund's benchmark, the unmanaged MSCI (Morgan Stanley Capital International) EAFE plus Canada Index, which returned 12.54% for the same period. For the last twelve months through September, the Fund also outperformed the benchmark index, returning 21.61% against an index gain of 13.00%.

For the past six months, maintaining a cautious stance towards the Japanese equity market has apparently been the appropriate decision. The Fund's relative outperformance was helped both by staying materially underexposed to this market, and by focusing its Japanese positions on quality companies that are either globally competitive or blue chips in their domestic context. On the flipside, emphasizing the European markets was favorable for performance, as these markets continued to reach new highs. Stock selection in Europe was positive as well, as restructuring themes continued to be well-rewarded. The emerging markets offered a widely divergent picture. Latin American exposure, particularly to Brazil and some of Mexico, contributed strongly to portfolio gains. In contrast, the smaller markets of Asia suffered steep declines but did limited damage to portfolio returns due to their minor overall weighting.

                    Market Summary: Europe Continues to Lead

Many of the major global equity markets began this half-year period with a strong upward thrust. For U.S. investors, this solid performance in local market terms was offset in part by continued weakness of local currencies against the dollar, with the major exception of the Japanese yen. In recent months, as most stock exchanges outside of Asia reached for new heights, volatility returned to the markets. Sporadic U.S. market jitters, political changes within Europe, turmoil in Southeast Asia, and economic disappointment in Japan offered ample justification for those looking for reasons to be nervous.

During the period, the best performing markets were the smaller ones of the European periphery, with Italy, Spain and Finland up by 26% to 32% in dollar terms. Among the major markets, the star performers were Switzerland, the Netherlands, the UK and Germany, clocking total dollar-based returns of 20% to 23%. These markets, particularly the peripherals, were propelled forward by renewed optimism for a propitious outcome to European Monetary Union ("EMU").

In contrast, the Japanese market offered less than 4% in dollar gains. The market experienced a bounce in the second quarter of 1997 on the expectation that the economy was starting to recover, but these gains slipped away through the summer, as evidence mounted that the economy was on the edge of lapsing back into recession. The increase in consumption taxes proved to be a staggering blow to domestic demand and confidence.

                         6 - Scudder International Fund

In the emerging markets, turmoil in the smaller markets of Asia -- beginning in Thailand and spreading out into Malaysia, Indonesia and the Philippines -- was the headline-grabbing event of the summer months. Although reputedly at the heart of the great Asian miracle, these are small, unsophisticated economies that have proven themselves unable to deploy constructively the vast amounts of capital thrown their way. These economies had built themselves up by relying too heavily on exports, structurally inadequate financial systems, and debt. Now this economic mismanagement has been called to task, and these markets have witnessed 20-30% declines, and that amount again in currency devaluations. Latin America has so far resisted any spillover from Asia's difficulties. Most notably, Brazil pushed up another 25% in dollar terms over the period, driven by continued macroeconomic stability and deregulation initiatives.

                                Outlook: Reforms,
                Restructurings Enhance Prospects in Europe, Japan

Europe in the last several months has witnessed a number of significant political and economic milestones that all point towards the same general conclusion: Governments continuing to extract themselves from the business of running the economy and allowing the markets to rule. As governments can no longer afford protectionist shields to coddle inefficient companies, businesses are doing what is necessary to get themselves into shape to compete globally. It is in these companies that we focus our investment efforts, as we believe they are most likely to succeed in the wake of Europe's economic integration, however it evolves.

In Japan, as well, we are witnessing the slow realization that free market influences must prevail. All other options have been exhausted. Interest rates have been reduced to near zero. The budget deficit has already been driven to unacceptably high levels by earlier public spending packages. The objective of sustainable economic growth was not obtained. They are now biting the bullet, and appear to be seriously committing to what we believe is the only remaining true alternative -- that of market deregulation and structural reforms. As companies adapt to a deregulated environment, exciting investment opportunities are bound to arise.

In the smaller markets of Asia, it is precisely this issue of free market capitalism that has been raised by the attempts of governments like that in Malaysia to interfere in the free flow of capital now that it is going against them. The longer these countries resist the discipline of the capital markets, the deeper the potential damage that will be inflicted on the underlying economies. As it is, the damage is severe and deep structural adjustments are needed. Odds are high that a period of difficult economic retrenchment is in store for the region before growth reaccelerates on a sounder footing.

For the rest of the world, this turmoil in Asia could have potentially significant ripple effects. Inasmuch as the mature economies have been counting on this region to provide a key growth engine for them, a retrenchment of the smaller countries can only be detrimental for their growth prospects, with Japan

                         7 - Scudder International Fund
probably the most vulnerable to an Asian slowdown. For other developing economies, to the extent events in Asia lead to a realignment of trade or liquidity flows amongst or from emerging markets, there could be significant after-shocks.

              Portfolio Strategy: Stay Ahead of Restructuring Curve

The intrinsic strategy of the Fund did not undergo much change during the past six months, reflecting the fact that the fundamental conditions were in large part unchanged. The backdrop of easy money, benign inflation and cautious fiscal policies has continued to offer a potent fuel for the global equity markets. Your portfolio remains overweighted in Europe, at 69% of equity assets versus 59% in the EAFE plus Canada benchmark, and significantly underweighted in Japan, at 20% versus 28% in the index. Most of the activity that took place during the period reflected a stock-by-stock response to shifting valuation relationships.

The investment strategy in Europe continues to focus on two broad categories of companies. In one group are those companies which are already well-positioned for the challenges of global integration and competition. Included among these are some long-standing holdings in the portfolio like Ericcson in Sweden, Carrefour in France, and SAP in Germany. In the other group are those companies that are becoming better prepared for global competition by restructuring. A corollary to this theme is an ongoing change to a more shareholder-oriented mindset. Included in this group are holdings like Philips Electronics in the Netherlands, VEBA in Germany, Accor in France and Clariant in Switzerland.

Our portfolio strategy has been to ride the wave as restructuring advances, and gradually shift the emphasis toward opportunities where the process is just beginning and, therefore, less discounted in stock valuations. Hence we have been taking some profits in chemical and pharmaceutical holdings such as Hoechst, Bayer, BASF, Smithkline Beecham and Zeneca. In their stead we have added to the Fund's already meaningful exposure to banks and insurance, with new names, including Allianz and Dresdner Bank in Germany, or AGF in France.

Our Japanese strategy over the past year has been to focus on the high quality companies, that either are already strongly competitive in a global context or are blue chips within their domestic framework. Going forward, we are intrigued by the renewed imperative for the economic deregulation and structural reforms so needed to put the Japanese economy back on sounder footing. We are starting to invest in this process of change, focusing on those companies that we believe will be "winners" in the upheaval which is likely to follow.

In the emerging markets, we have taken a cautious near-term stance while the situation in Asia remains uncertain. As the smaller markets of Asia progressively deteriorated over the summer months, our portfolio response was to hold on to our small existing positions in Asia but to take some of our large profits out of Hong Kong and Latin America. A renewal in our enthusiasm for Asia must await further evidence of more commitment to free market credentials. We remain optimistic concerning the long-term path that Brazil seems to have

                         8 - Scudder International Fund
chosen, and will revisit that market once valuations become more attractive or the threat of Asian "contagion" is mitigated.

In summary, we believe the Fund is well-positioned to benefit from the long-term trends of economic deregulation, industry consolidation, and corporate restructuring that are creating profitable companies around the world. Scudder International Fund continues to be appropriate for investors seeking exposure to the many opportunities for potential capital appreciation to be found in overseas equities markets.

Sincerely,

Your Portfolio Management Team


/s/Irene T. Cheng                /s/Nicholas Bratt

Irene T. Cheng                   Nicholas Bratt


/s/Carol L. Franklin             /s/Joan R. Gregory

Carol L. Franklin                Joan R. Gregory


/s/Marc Joseph                   /s/Sheridan Reilly

Marc Joseph                      Sheridan Reilly


                         9 - Scudder International Fund

                          Glossary of Investment Terms


CURRENCY EXCHANGE RATE           The price at which one country's currency can
                                 be exchanged into another currency. When a country's currency rises relative to other currencies, this decreases the buying power of foreign purchasers of that country's goods and services and tends to hurt the earnings of companies that export; by contrast, a weak currency promotes exports. From the perspective of a U.S. investor in overseas securities, a weakening U.S. dollar adds to total returns, as assets denominated in foreign currencies then translate into more in dollar terms; a strengthening dollar relative to foreign currencies reduces returns to U.S. investors.

DIVIDEND YIELD                   With stocks, a company's payment out of
                                 earnings to shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20, the yield would fall to 5%.

EMU (European Monetary Union)    A proposed integration of European economies
                                 involving among other changes a move to a single currency for member nations. To qualify for EMU membership, nations will be required to meet certain guidelines concerning total governmental debt and annual budget deficits, designed to promote a strong common currency.

FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                 impact of management, products, sales, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK                     Stock of a company that has displayed above
                                 average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings (see price/earnings ratio) and experience more price volatility than the market as a whole.
                                 Distinct from value stock.

LIQUIDITY                        A stock that is liquid has enough shares
                                 outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

                        10 - Scudder International Fund

MARKET CAPITALIZATION            The value of a company's outstanding shares
                                 of common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                 "Large-cap" stocks tend to be more liquid.

PRICE/EARNINGS RATIO             A widely used gauge of a stock's valuation,
                                 that indicates what investors are paying for a company's earning power at the current stock price. May be based on a company's projected earnings for the coming 12 months.
                                 A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointments.

VALUE STOCK                      A company whose stock price does not fully
                                 reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

WEIGHTING (OVER/UNDER)           Refers to the allocation of assets -- usually
                                 in terms of sectors, industries, or countries
                                 -- within a portfolio relative to the
                                 portfolio's benchmark index or investment universe.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                         11 - Scudder International Fund

                  Investment Portfolio as of September 30, 1997

                                                                                             Principal                Market
                                                                                            Amount (c)              Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 0.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%,
  to be repurchased at $12,614,109 on 10/1/97, collateralized by a $9,204,000                                      -----------
  U.S. Treasury Note, 12.375%, 5/15/04 (Cost $12,612,000) .............................       12,612,000            12,612,000
                                                                                                                   -----------
Commercial Paper 3.8%
------------------------------------------------------------------------------------------------------------------------------
Bell Atlantic Financial Services Discount Note, 10/29/97 ..............................       28,900,000            28,775,923
Ciesco L.P. Discount Note, 10/07/97 ...................................................       13,000,000            12,988,062
General Electric Capital Corp. Discount Note, 10/07/97 ................................       30,000,000            29,972,450
UBS Finance Inc. Discount Note, 10/06/97 ..............................................       37,000,000            36,971,736
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $108,708,171)                                                                         108,708,171
------------------------------------------------------------------------------------------------------------------------------

Short Term Notes 0.5%
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   -----------
Fifth Third Bank, 5.53%, 10/06/97 (Cost $14,999,998) ..................................       15,000,000            14,999,920
                                                                                                                   -----------
Convertible Bonds 0.6%
------------------------------------------------------------------------------------------------------------------------------
Japan 0.4%
Softbank Corp., 0.5%,  3/29/02 ....................................................  JPY   1,500,000,000            10,933,035
                                                                                                                   -----------
Philippines 0.2%
International Container Terminal, Inc., 1.75%, 3/13/04 ................................        7,515,000             6,613,200
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $22,731,653)                                                                          17,546,235
------------------------------------------------------------------------------------------------------------------------------

                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.7%
------------------------------------------------------------------------------------------------------------------------------
Argentina 1.0%
YPF S.A.  "D" (ADR) (Petroleum company) ...............................................          785,000            28,946,875
                                                                                                                   -----------
Australia 0.6%
Woodside Petroleum Ltd. (Major oil and gas producer) ..................................        1,814,600            17,339,638
                                                                                                                   -----------
Brazil 1.2%
Companhia Vale do Rio Doce (pfd.) (Diverse mining and industrial complex) .............          710,000            17,303,637
Usinas Siderurgicas de Minas Gerais S/A (pfd.) (Steel manufacturer) ...................        1,527,033            16,684,391
                                                                                                                   -----------
                                                                                                                    33,988,028
                                                                                                                   -----------
Canada 1.2%
Canadian National Railway (Major railroad operator) ...................................          670,000            34,825,653
                                                                                                                   -----------
China 0.4%
Anhui Expressway Co. "H", Ltd. (Developer and manager of toll highways in Anhui
  province) ...........................................................................       13,422,000             2,862,019
Jiangsu Expressway Co. "H", Ltd.* (Builder and manager of the Shanghai-Nanjing
  expressway) .........................................................................       12,591,000             3,783,158
Shenzhen Expressway Co. "H"* (Highway developer) ......................................        8,068,000             2,137,426

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Zhejiang Expressway Co."H", Ltd.* (Road construction and management) ..................       14,637,000             4,019,595
                                                                                                                   -----------
                                                                                                                    12,802,198
                                                                                                                   -----------
Finland 1.7%
Nokia AB Oy "A" (Leading manufacturer of telecommunications equipment and
  cellular telephones) ................................................................          515,000            48,570,673
                                                                                                                   -----------
France 12.6%
AXA SA (Insurance group providing insurance, finance and real estate services) ........          302,857            20,314,669
Accor SA (Catering, hotels, travel services) ..........................................          139,122            25,697,769
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy
  equipment) ..........................................................................          262,494            34,904,823
Assurances Generales de France (Health, life, fire, accident and special risk
  insurance) ..........................................................................          698,970            27,683,147
Carrefour (Hypermarket operator and food retailer) ....................................           55,800            34,767,439
Christian Dior (Leading fashion house) ................................................           87,468            11,807,848
Compagnie Generale des Eaux (Water utility) ...........................................          120,000            14,116,457
Compagnie Generale des Eaux Warrants* (Expire 5/2/01) .................................          120,000                64,717
Pinault-Printemps, SA (Distributor of consumer goods) .................................           35,135            16,479,431
Renault SA (Manufacturer of automobiles, buses, industrial and agricultural
  vehicles) ...........................................................................           79,468            24,991,538
Rhone-Poulenc SA "A" (Medical, agricultural and consumer chemicals) ...................          693,916            27,599,929
Schneider SA (Manufacturer of electronic components and automated manufacturing
  systems) ............................................................................          528,223            33,339,431
Societe Lyonnaise des Eaux SA (Water utility) .........................................          272,544            30,407,707
Societe Nationale Elf Aquitaine (Petroleum company) ...................................          331,441            44,240,545
Total SA "B" (International oil and gas exploration, development and production) ......          151,416            17,327,288
Usinor Sacilor (Producer of flat steel and stainless steel) ...........................            7,620               153,980
                                                                                                                   -----------
                                                                                                                   363,896,718
                                                                                                                   -----------
Germany 16.0%
Allianz AG (Multi-line insurance company) .............................................          120,117            28,979,811
BASF AG (Leading international chemical producer) .....................................          583,588            21,071,855
Bayer AG (Leading chemical producer) ..................................................          538,666            21,446,647
Bayerische Vereinsbank AG (Commercial bank) ...........................................          718,222            41,785,688
Commerzbank AG (Worldwide multi-service bank) .........................................          808,400            29,143,485
Daimler-Benz AG (Automobile and truck manufacturer) ...................................          371,417            30,647,499
Dresdner Bank AG (Universal bank) .....................................................          631,567            29,023,595
Hoechst AG (Chemical producer) ........................................................          501,117            22,234,683
Mannesmann AG (Bearer) (Diversified construction and technology company) ..............           83,762            39,914,884
Munich Reinsurance AG (Registered) (Insurance company) ................................           88,210            29,703,698
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) ..............          846,100            34,405,210
SAP AG (pfd.) (Computer software manufacturer) ........................................          113,000            30,185,348
Schering AG (Pharmaceutical and chemical producer) ....................................          243,000            25,504,032

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Siemens AG (Leading electrical engineering and electronics company) ...................          341,744            23,083,362
Thyssen AG (Manufacturer of capital goods and steel products) .........................           89,352            20,834,219
VEBA AG (Electric utility, distributor of oil and chemicals) ..........................          621,500            36,316,746
                                                                                                                   -----------
                                                                                                                   464,280,762
                                                                                                                   -----------
Hong Kong 3.4%
Cheung Kong Holdings Ltd. (Real estate company) .......................................          709,000             7,994,346
First Pacific Co., Ltd. (International management and investment company) .............        8,687,681             8,701,154
Great Eagle Holdings Ltd. (Property development) ......................................        3,576,000             9,843,474
HSBC Holdings Ltd. (Bank) .............................................................          759,932            25,435,857
Hutchison Whampoa Ltd. (Container terminal and real estate company) ...................        1,499,584            14,728,403
Kerry Properties, Ltd. (Real estate company) ..........................................        6,622,000            15,660,713
New World Development Co., Ltd. (Property investment and development,
  construction and engineering, hotels and restaurants, telecommunications) ...........          417,000             2,527,436
Television Broadcasts Ltd. (Television broadcasting) ..................................        4,157,000            14,719,798
                                                                                                                   -----------
                                                                                                                    99,611,181
                                                                                                                   -----------
Hungary 0.1%
First Hungary Fund (Investment company) (b) ...........................................            3,619             3,184,720
                                                                                                                   -----------
Indonesia 0.3%
Asia Pacific Resources International Holdings Ltd.* (Manufacturer of rayon fiber
  for Asian textile markets, owner of world's leading paper pulp mill) ................          126,600               625,087
Astra International Inc. (Foreign registered) (Distributor of automobiles,
motorcycles and related spare parts) ..................................................        1,538,000             1,390,745
Indah Kiat Pulp & Paper (Foreign registered) (Producer of pulp and paper) .............        9,878,997             3,828,487
Pabrik Kertas Tjiwi Kimia (Operator of pulp and paper factory) ........................        5,800,240             3,217,458
                                                                                                                   -----------
                                                                                                                     9,061,777
                                                                                                                   -----------
Italy 1.2%
Telecom Italia Mobile SPA (Cellular telecommunication services) .......................        8,650,000            34,317,942
                                                                                                                   -----------
Japan 18.5%
Advantest Corp. (Producer of measuring instruments and semiconductor testing
  devices) ............................................................................          351,000            34,595,602
Bridgestone Corp. (Leading automobile tire manufacturer) ..............................          916,000            22,001,905
Canon Inc. (Leading producer of visual image and information equipment) ...............        1,488,000            43,505,529
DDI Corp. (Long distance telephone and cellular operator) .............................            2,119            10,635,806
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ...................        3,225,000            19,766,431
Fujitsu Ltd. (Leading manufacturer of computers) ......................................        1,500,000            18,760,094
Jusco Co., Ltd. (Major supermarket operator) ..........................................          508,000            11,570,796
Keyence Corp. (Specialized manufacturer of sensors) ...................................          189,000            26,455,460

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

Matsushita Electric Industrial Co., Ltd. (Leading manufacturer of consumer
  electronic products) ................................................................        1,086,000            19,608,896
Matsushita Electric Works, Inc. (Leading maker of building materials and
  lighting equipment) .................................................................        1,400,000            14,610,511
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery
  parts) ..............................................................................        1,169,000            12,974,365
Nichiei Co., Ltd. (Finance company for small and medium-sized firms) ..................          255,500            24,336,356
Nintendo Co., Ltd. (Game equipment manufacturer) ......................................          294,000            27,516,462
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ...............            2,006            18,442,539
Nomura Securities Co., Ltd. (Financial advisor, securities broker and
  underwriter) ........................................................................        1,453,000            18,894,355
Orix Corp. (Major leasing company) ....................................................          289,200            21,989,117
Pioneer Electronics Corp. (Leading manufacturer of audio equipment) ...................          593,000            12,622,769
Ricoh Co., Ltd. (Leading maker of copiers and information equipment) ..................        2,130,000            31,931,917
SMC Corp. (Leading maker of pneumatic equipment) ......................................          285,900            27,231,954
Secom Co., Ltd. (Electronic security system operator) .................................          357,000            24,098,646
Shohkoh Fund & Co., Ltd. (Finance company for small and medium-sized firms) ...........           58,200            16,244,999
Sony Corp. (Consumer electronic products manufacturer) ................................          366,400            34,596,099
Sumitomo Metal Industries, Ltd. (Leading integrated crude steel producer) .............        7,650,000            15,903,839
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) .........          434,000            26,492,566
                                                                                                                   -----------
                                                                                                                   534,787,013
                                                                                                                   -----------
Korea 0.3%
Pohang Iron & Steel Co., Ltd. (Leading steel producer) (b) ............................            7,030               557,006
Pohang Iron & Steel Co., Ltd. (ADR) ...................................................          292,900             7,542,175
                                                                                                                   -----------
                                                                                                                     8,099,181
                                                                                                                   -----------
Malaysia 1.2%
Arab Malaysian Finance Berhad (Foreign registered) (Licensed finance company) .........        5,184,000             4,554,026
Arab-Malaysian Corp. (Investment holding company with interests in financial
   services, infrastructure and property) .............................................        3,512,000             4,763,135
Malayan Banking Berhad (Leading banking and financial services group) .................        1,350,000             6,782,770
Malaysian Resources Corp. (Property development and investment) .......................        5,575,000             4,863,142
Multi-Purpose Holdings Berhad (Investment holding company) ............................        6,444,000             4,806,806
United Engineers (Malaysia) Berhad (Leading comprehensive contractor) .................        2,528,700             8,106,182
                                                                                                                   -----------
                                                                                                                    33,876,061
                                                                                                                   -----------
Netherlands 5.2%
AEGON Insurance Group NV (Insurance company) ..........................................          537,500            43,051,857
Akzo-Nobel NV (Chemical producer) .....................................................          120,000            20,507,512
Elsevier NV (International publisher of scientific, professional, business,
  and consumer information books) .....................................................        1,676,000            24,338,676
Heineken Holdings NV "A" (Brewery) ....................................................          160,000            24,561,580

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder International Fund

                                                                                                                     Market
                                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Philips Electronics NV (Leading manufacturer of electrical equipment) .................          447,000            37,824,632
                                                                                                                   -----------
                                                                                                                   150,284,257
                                                                                                                   -----------
Philippines 0.6%
C & P Homes, Inc. (Home construction company) .........................................       30,477,000             2,915,191
Manila Electric Co. "B" (Electric utility) ............................................        2,957,500            10,201,232
SM Prime Holdings Corp. (Leader in commercial center operations) ......................       30,000,000             5,565,217
                                                                                                                   -----------
                                                                                                                    18,681,640
                                                                                                                   -----------
Portugal 0.4%
Portugal Telecom SA (Telecommunication services) ......................................          239,300            10,379,774
                                                                                                                   -----------
Spain 1.1%
Acerinox, S.A. (Stainless steel producer) .............................................          171,100            32,266,798
                                                                                                                   -----------
Sweden 4.7%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) ..........          899,000            14,455,091
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
  telephone equipment) ................................................................          945,600            45,329,700
S.K.F. AB "B" (Free) (Manufacturer of roller bearings) ................................          750,000            21,845,140
Skandia Foersaekrings AB (Free) (Financial conglomerate) ..............................        1,193,500            53,324,086
                                                                                                                   -----------
                                                                                                                   134,954,017
                                                                                                                   -----------
Switzerland 8.6%
ABB AG (Bearer) (Manufacturer of electrical equipment and rail transit systems) .......           19,639            28,921,786
Ciba Specialty Chemical* (Registered) (Manufacturer of chemical products for
  plastics, coatings, fibers and fabrics) .............................................          258,901            25,009,000
Clariant AG (Registered) (Manufacturer of color chemicals) ............................           48,447            38,970,773
Credit Suisse Group (Registered} (Provider of bank services, management services
  and life insurance) .................................................................          250,000            33,774,493
Holderbank Financiere Glaris AG (Bearer) (Cement producer) ............................           15,560            14,763,011
Nestle SA (Registered) (Food manufacturer) ............................................           15,982            22,261,624
Novartis AG (Bearer) (Pharmaceutical company) .........................................           18,773            28,911,323
Novartis AG (Registered) ..............................................................            6,360             9,750,980
Roche Holdings AG (PC) (Producer of drugs and medicines) ..............................            3,405            30,199,037
Union Bank of Switzerland (Bearer) (Switzerland's largest universal bank) .............           12,892            15,059,132
                                                                                                                   -----------
                                                                                                                   247,621,159
                                                                                                                   -----------
Taiwan 0.2%
China Development Corp. (Leading venture capital firm and investment bank) ............        1,293,750             4,589,851
Far Eastern Department Store (Department store chain) .................................        1,529,277             1,951,017
                                                                                                                   -----------
                                                                                                                     6,540,868
                                                                                                                   -----------
United Kingdom 14.2%
BOC Group PLC (Producer of industrial gases) ..........................................        1,812,526            32,418,799

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder International Fund

                                                                                                                     Market
                                                                                               Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------

British Petroleum PLC (Major integrated world oil company) ............................        3,059,332            46,130,897
Carlton Communications PLC (Television post production products and services) .........        3,487,500            28,863,869
General Electric Co., PLC (Manufacturer of power, communications and defense
  equipment and other various electrical components) ..................................        4,450,000            27,988,414
Glaxo Wellcome PLC (Pharmaceutical company) ...........................................        1,111,682            25,000,735
Imperial Chemical Industries PLC (Leading international chemical producer) ............        1,523,100            24,742,106
Pearson PLC (Diversified media and entertainment holding company) .....................        1,619,000            20,473,079
Pilkington PLC (Manufacturer of glass for building and transport markets) .............        6,173,700            15,581,653
PowerGen PLC (Electric utility) .......................................................        2,605,123            32,097,800
RTZ Corp., PLC (Mining and finance company) ...........................................        1,688,460            26,957,502
Reuters Holdings PLC (International news agency) ......................................        2,219,600            26,309,690
SmithKline Beecham PLC "A" (Pharmaceutical company) ...................................        3,913,424            38,182,640
WPP Group PLC (Advertising agency) ....................................................        6,695,300            30,233,035
Zeneca Group PLC (Holding company: manufacturing and marketing of pharmaceutical
  and agrochemical products and specialty chemicals) ..................................        1,143,700            37,350,019
                                                                                                                   -----------
                                                                                                                   412,330,238
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,986,370,924)                                                                        2,740,647,171
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,145,422,746) (a)                                                   2,894,513,497
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

  (a) The cost for federal income tax purposes was $2,152,133,715. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $742,379,782. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $834,725,415 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $92,345,633.

  (b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,741,726 (.13% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at September 30, 1997 aggregated $4,402,614. These securities may also have certain restrictions as to resale.

  (c) Principal amount is stated in U.S. dollars unless otherwise specified.

       Currency Abbreviations:      JPY      Japanese Yen

    The accompanying notes are an integral part of the financial statements.


                         17 - Scudder International Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                            as of September 30, 1997

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $2,145,422,746) .............     $2,894,513,497
                 Cash ................................................................            103,449
                 Foreign currency holdings, at market (identified cost
                    $20,790,816) .....................................................         20,568,868
                 Receivable on investments sold ......................................         14,985,461
                 Receivable on Fund shares sold ......................................          2,428,246
                 Dividends and interest receivable ...................................          6,163,703
                 Foreign taxes recoverable ...........................................          2,422,637
                 Other assets ........................................................             48,107
                                                                                            ----------------
                 Total assets ........................................................      2,941,233,968
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................         13,049,586
                 Payable for Fund shares redeemed ....................................         42,163,613
                 Accrued management fee ..............................................          1,921,778
                 Other payables and accrued expenses .................................          1,521,270
                                                                                            ----------------
                 Total liabilities ...................................................         58,656,247
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,882,577,721
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................         18,006,772
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................        749,090,751
                    Foreign currency related transactions ............................           (322,059)
                 Accumulated net realized gain .......................................        253,207,880
                 Paid-in capital .....................................................      1,862,594,377
                --------------------------------------------------------------------------------------------
                 Net assets, at market value                                               $2,882,577,721
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($2,882,577,721 / 52,696,417 shares of capital stock                       ----------------
                 outstanding, $.01 par value, 200,000,000 shares authorized) .........             $54.70
                                                                                            ----------------

   The accompanying notes are an integral part of the financial statements.


                         18 - Scudder International Fund

                             Statement of Operations
                       six months ended September 30, 1997

Investment Income
----------------------------------------------------------------------------------------------------------------------------

                 Income:
                 Dividends (net of foreign taxes withheld of $3,746,258) .............      $  30,646,340
                 Interest (net of foreign taxes withheld of $3,704) ..................          4,691,423
                                                                                            -----------------
                                                                                               35,337,763
                                                                                            -----------------
                 Expenses:
                 Management fee ......................................................         11,440,275
                 Services to shareholders ............................................          3,138,916
                 Custodian and accounting fees .......................................          1,528,698
                 Directors' fees and expenses ........................................             38,344
                 Reports to shareholders .............................................            210,811
                 Auditing ............................................................             73,608
                 Legal ...............................................................             24,921
                 Registration fees ...................................................             33,252
                 Interest expense ....................................................              2,307
                 Other ...............................................................            105,021
                                                                                            -----------------
                                                                                               16,596,153
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                         18,741,610
                ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................        255,453,545
                 Foreign currency related transactions ...............................         (1,956,974)
                                                                                            -----------------
                                                                                              253,496,571
                                                                                            -----------------
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         88,645,306
                 Foreign currency related transactions ...............................           (198,018)
                                                                                            -----------------
                                                                                               88,447,288
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                   341,943,859
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations             $360,685,469
                 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


                         19 - Scudder International Fund

                       Statements of Changes in Net Assets

                                                                                Six Months
                                                                                   Ended           Year Ended
                                                                               September 30,       March 31,
Increase (Decrease) in Net Assets                                                  1997               1997
---------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .....................................   $ 18,741,610       $ 16,304,485
                 Net realized gain (loss) from investment transactions .....    253,496,571        104,826,570
                 Net unrealized appreciation (depreciation) on investment
                    transactions during the period .........................     88,447,288        140,573,351
                                                                             -----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .............................................    360,685,469        261,704,406
                                                                             -----------------  ----------------
                 Distributions to shareholders from:
                 Net investment income .....................................     (2,152,185)       (68,670,750)
                                                                             -----------------  ----------------
                 Net realized gains ........................................       (538,051)       (64,600,067)
                                                                             -----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold .................................    442,969,282        563,459,224
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ..........................      2,276,512        117,795,156

                 Cost of shares redeemed ...................................   (503,693,992)      (741,611,600)
                                                                             -----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                 transactions ..............................................    (58,448,198)       (60,357,220)
                                                                             -----------------  ----------------
                 Increase (decrease) in net assets .........................    299,547,035         68,076,369
                 Net assets at beginning of period .........................  2,583,030,686      2,514,954,317
                 Net assets at end of period (including undistributed
                    net investment income of $18,006,772 and                 -----------------  ----------------
                    $1,417,347, respectively) .............................. $2,882,577,721     $2,583,030,686
                                                                             -----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period .................     53,734,143         55,022,967
                                                                             -----------------  ----------------
                 Shares sold ...............................................      8,468,095         11,978,853
                 Shares issued to shareholders in reinvestment of
                    distributions ..........................................         41,626          2,508,054
                 Shares redeemed ...........................................     (9,547,447)       (15,775,731)
                                                                             -----------------  ----------------

                 Net increase (decrease) in Fund shares ....................     (1,037,726)        (1,288,824)
                                                                             -----------------  ----------------
                 Shares outstanding at end of period .......................     52,696,417         53,734,143
                                                                             -----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         20 - Scudder International Fund

                              Financial Highlights


The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.


                            Six Months
                               Ended
                            September 30,                             Years Ended March 31,
                                1997        1997    1996     1995    1994    1993    1992     1991    1990    1989    1988
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of  --------------------------------------------------------------------------------------------
   period .................... $48.07     $45.71  $39.72  $42.96   $35.69  $34.36  $34.69  $37.00   $34.79  $33.43  $44.05
                               --------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ........    .35        .30     .38     .21      .31     .38     .44     .80      .49     .40     .45
Net realized and unrealized
   gain (loss) on investment
   transactions ..............   6.33       4.53    7.19   (1.03)    7.74    2.64    (.37)   (.39)    5.30    4.15    (.86)
Total from investment          --------------------------------------------------------------------------------------------
   operations ................   6.68       4.83    7.57    (.82)    8.05    3.02     .07     .41     5.79    4.55    (.41)
                               --------------------------------------------------------------------------------------------
Less distributions:
From net investment income ...   (.04)     (1.28)   (.40)     --     (.63)   (.83)     --    (.74)    (.43)   (.13)   (.82)
In excess of net investment
   income ....................     --         --      --      --     (.06)     --      --      --       --      --      --
From net realized gains on
   investment transactions ...   (.01)     (1.19)  (1.18)  (2.42)    (.09)   (.86)   (.40)  (1.98)   (3.15)  (3.06)  (9.39)
                               --------------------------------------------------------------------------------------------
Total distributions ..........   (.05)     (2.47)  (1.58)  (2.42)    (.78)  (1.69)   (.40)  (2.72)   (3.58)  (3.19) (10.21)
                               --------------------------------------------------------------------------------------------
Net asset value, end of        --------------------------------------------------------------------------------------------
   period .................... $54.70     $48.07  $45.71  $39.72   $42.96  $35.69  $34.36  $34.69   $37.00  $34.79  $33.43
                               --------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............  13.90**    10.74   19.25   (2.02)   22.69    9.12     .18    1.46    17.08   14.34    (.47)
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..............  2,883      2,583   2,515   2,192    2,198   1,180     933     929      783     550     559
Ratio of operating expenses
   to average net assets (%)..   1.17*      1.15    1.14    1.19     1.21    1.26    1.30    1.24     1.18    1.22    1.21
Ratio of net investment
   income to average net
   assets (%) (c) ............    .66**      .64     .86     .48      .75    1.13    1.25    2.22     1.33    1.20    1.16
Portfolio turnover rate (%) ..   65.4*      35.8    45.2    46.3     39.9    29.2    50.4    70.1     49.4    48.3    54.8
Average commission rate paid
   (b) ....................... $.0028     $.0002      --      --       --      --      --      --       --      --      --

(a) Based on monthly average shares outstanding during the period.
(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after March 31, 1997.
(c) The ratio for the six months ended September 30, 1997 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*   Annualized
**  Not annualized


                         21 - Scudder International Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation"). The Corporation is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                         22 - Scudder International Fund

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, options on currencies, and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.


                         23 - Scudder Interational Fund

                      B. Purchases and Sales of Securities

For the six months ended September 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $871,896,371 and $857,858,756, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund has agreed to pay to the Adviser a fee equal to an annual rate of 0.90% of the first $500,000,000 of average daily net assets, 0.85% of the next $500,000,000 of such net assets, 0.80% of the next $1,000,000,000 of such net assets, 0.75% of the next $1,000,000,000 of such net assets, and 0.70% of such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended September 30, 1997, the fee pursuant to the Agreement amounted to $11,440,275 which was equivalent to an annual effective rate of 0.81% of the Fund's average daily net assets.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $1,739,718 charged to the Fund by SSC for the six months ended September 30, 1997, of which $285,251 was unpaid at September 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by STC aggregated $711,980, of which $124,146 was unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $426,320, of which $71,470 was unpaid at September 30, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be


                         24 - Scudder International Fund
invested in the Underlying Funds. At September 30, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $298,728.

The Fund pays each Director not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1997, Directors' fees and expenses aggregated $38,344.

                               D. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                              E. Other Information

The Board of Directors has approved a merger with the Barrett International Shares, a class of shares of a series of Scudder Institutional Fund, Inc., with net assets of approximately $21 million to be completed in 1998. A new class of shares will be issued to effect the merger.


                         25 - Scudder International Fund

                        Report of Independent Accountants

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Fund:

We have audited the accompanying statement of assets and liabilities of Scudder International Fund, including the investment portfolio, as of September 30, 1997, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended March 31, 1997, and the financial highlights for the six months ended September 30, 1997, and for each of the ten years in the period ended March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder International Fund as of September 30, 1997, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended March 31, 1997, and the financial highlights for the six months ended September 30, 1997, and for each of the ten years in the period ended March 31, 1997, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
November 5, 1997


                         26 - Scudder International Fund

                                    This Page
                                  intentionally
                                   left blank.





                         27 - Scudder International Fund

                             Officers and Directors


Daniel Pierce*
Chairman of the Board and
Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Venture Capitalist and
Consultant

Thomas J. Devine
Director; Consultant

Keith R. Fox
Director; President, Exeter
Capital Management
Corporation

William H. Gleysteen, Jr.
Director; Consultant; Guest
Scholar, Brookings Institute

David S. Lee*
Director, Vice President and
Assistant Treasurer

William H. Luers
Director; President, The
Metropolitan Museum of Art

Wilson Nolen
Director; Consultant

Kathryn L. Quirk*
Director; Vice President and
Assistant Secretary

Dr. Gordon Shillinglaw
Director; Professor Emeritus of
Accounting, Columbia
University Graduate School of
Business

Robert W. Lear
Honorary Director;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus and Director, Kirby
Corporation

Elizabeth J. Allan*
Vice President

Joyce E. Cornell*
Vice President

Edmund B. Games, Jr.*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Carol L. Franklin*
Vice President

Richard W. Desmond*
Assistant Secretary





                         *Scudder, Stevens & Clark, Inc.


                        28 - Scudder Internationial Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                         29 - Scudder International Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                         30 - Scudder International Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                         31 - Scudder International Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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